TELEFLEX INCORPORATED FIRST QUARTER 2014 EARNINGS CONFERENCE CALL 1 Exhibit 99.1

Conference Call Logistics
The release, accompanying slides, and replay webcast are available online at
www.teleflex.com (click on “Investors”)
Telephone replay available by dialing 888-286-8010 or for international calls, 617-
801-6888, pass code number 11286884

Introductions Benson Smith Chairman, President and CEO Thomas Powell Executive Vice President and CFO Jake Elguicze Treasurer and Vice President of Investor Relations 3

Forward-Looking Statements/Additional Notes
This presentation and our discussion contain forward-looking information and statements including, but not limited to, the expected accretive impact of our acquisition of Mayo Healthcare Pty Ltd.; our expectations that actions related to our announced restructuring plan to improve our cost structure will be completed by 2017 and that we will begin to realize plan-related savings beginning in 2015; forecasted 2014 constant currency revenue growth; the expected contributions of our acquisition of Vidacare and distributor-to-
direct conversions, both completed and planned, to our 2014 constant currency revenue growth; our expectation that 2014 constant currency revenue growth from new product introductions will be at levels comparable to 2012 and 2013; our expectation that 2014 base volume growth will be modest; our expectation that the majority of pricing improvements in 2014 will result from our distributor-to-direct strategy and that we will be selective with respect to product pricing opportunities; forecasted 2014 adjusted gross and operating margins; our expectation that 2014 gross margins for the Vidacare business will remain at approximately 85%; our expectation that distributor-to-direct conversions and manufacturing cost improvements will contribute to improvements in our 2014 adjusted gross and operating margins; our expectations with respect to benefits from manufacturing cost improvement programs and that those benefits will be offset by certain additional costs associated with the manufacturing facility consolidation program that will note be treated as non-
GAAP add-backs; forecasted 2014 adjusted operating margins excluding intangible amortization expense; our expectation that year-over-
year gross margin gains will be tempered by investment in our distributor-to-direct strategy and Vidacare’s higher relative SG&A;
forecasted 2014 adjusted earnings per share and growth; our expectation that interest expense for Q2 through Q4 will be lower as a result of reduced borrowings under our revolving credit facility; our expectations with respect to the impact on our forecasted 2014 adjusted earnings per share of certain expenses associated  with our facility footprint rationalization program that will not be treated as non-GAAP add-backs; and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward–looking statements. These risks and uncertainties are addressed in our SEC filings, including our most recent Form 10-K.
This presentation includes certain non-GAAP financial measures, which include revenue growth on a constant currency basis;
adjusted diluted earnings per share; adjusted gross profit and margin; adjusted operating income and margin; and adjusted tax rate.
Adjusted diluted earnings per share excludes, depending on the period presented (i) the effect of charges associated with our restructuring programs, as well as goodwill and other asset impairment charges; (ii) loss on extinguishment of debt; (iii) the gain or loss on sales of businesses and assets; (iv) losses and other charges related to acquisition and integration costs, the reversal of liabilities related to certain contingent consideration arrangements, the establishment of a litigation reserve and a litigation verdict against the
Company with respect to a non-operating joint venture; (v) amortization of the debt discount on the Company’s convertible notes; (vi)
intangible amortization expense; and (vii) tax benefits resulting from the resolution of prior years’ tax matters and the filing of prior years’
amended tax returns.  In addition, the calculation of diluted shares within adjusted earnings per share gives effect to the anti-dilutive impact of the Company’s convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of the Company’s senior subordinated convertible notes (under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares).  Constant currency revenue growth excludes the impact of translating the results of international subsidiaries at different currency exchange rates from period to period. Adjusted gross profit and margin exclude the impact of certain losses and other charges, primarily related to acquisition and integration costs.  Adjusted operating income and margins exclude the impact of restructuring and other impairment charges, losses and other charges primarily relating to the reversal of contingent consideration liabilities, acquisition and integration costs and a litigation verdict against us with respect to a non-operating joint venture. In addition, adjusted operating margins exclude the impact of intangible amortization expense. Adjusted tax rate is the percentage of the Company’s adjusted taxes on income from continuing operations to its adjusted income from continuing operations before taxes.  Adjusted taxes on income from continuing operations excludes, depending on the period presented, the impact of tax benefits or costs associated with (i) restructuring and impairment charges, (ii) amortization of the debt discount on the Company’s convertible notes, (iii) intangible amortization expense, (iv) the resolution of, or expiration of statutes of limitations with respect to, various prior years’ tax matters and (v) losses and other charges related to related to acquisition and integration costs, the reversal of liabilities related to certain contingent consideration arrangements, the establishment of a litigation reserve and a litigation verdict against the
Company with respect to a non-operating joint venture. Reconciliation of these non-GAAP measures to the most comparable GAAP measures is contained within this presentation.
Unless otherwise noted, the following slides reflect continuing operations.

FIRST QUARTER 2014 HIGHLIGHTS 5

First Quarter Highlights
First quarter constant currency revenue growth and adjusted earnings per share achievement exceeded internal expectations
Revenue of $438.5 million, up 6.5% vs. prior year period on an as-
reported basis; up 6.0% vs. prior year period on a constant currency basis
Adjusted EPS of $1.22, up 15.1% vs. prior year

First Quarter Highlights
Improvement in the average selling prices of products contributes 108 bps of top-line growth in Q1’14 compared to Q1’13
New product introductions contribute 78 bps of top-line growth in
Q1’14 compared to Q1’13
Continue to expand GPO & IDN relationships
•
5 new agreements (2 IDN; 3 GPO)
•
12 renewed agreements (1 IDN; 11 GPO)

vidacare

EZ-IO
Intraosseous Infusion System
OnControl
BONE MARROW SYSTEM
OnControl
BONE ACCESS SYSTEM

Teleflex

First Quarter Highlights
Vidacare contributes 4.9% to Teleflex’s constant currency revenue growth
•
Q1’14 revenue of $20.2 million, ahead of initial internal expectations
•
Q1’14 revenue up ~ 24% versus Q1’13 on an as-reported basis
•
Integration activities on schedule
•
Continue to invest in additional clinical training and cadaver lab workshops to drive future sustainable revenue growth

EZ-IO® Vascular Access System
EZ-IO® provides the medical professional
immediate vascular access to the central
circulation within seconds, delivering
medications, intravenous fluids and blood
products to adult and pediatric patients alike.
PRODUCT DESCRIPTION
First Quarter Highlights
PRODUCT UPDATE

510(k) clearance received for restated
Indications for Use of the EZ-IO® Vascular
Access System.  EZ-IO® 25 mm Needle Set is
now indicated for patients 3 kg or over.

mayohealthcare australia
hospital·home·life

Teleflex®

Mayo Healthcare Pty Ltd.
•
Accretive, all-cash acquisition of one of Australia’s largest medical device distributors, completed in February 2014
•
Contributed 99 bps to Teleflex’s constant currency revenue growth in Q1;
mixture of additional volume and improved pricing
•
Integration activities on schedule
•
Represents the major distributor-to-direct conversion assumed in previously provided 2014 financial guidance
First Quarter Highlights

Restructuring Plan to Improve Cost Structure Announced
• Plan developed in response to continuing cost pressures in the healthcare industry and designed to enhance our competitive position and improve longer-
term profitability
• Focused on the consolidation of operations and a related reduction in workforce at certain of the Company’s facilities
o
Will include the relocation of manufacturing operations from certain higher-cost locations to previously existing lower-cost Teleflex locations
• Goal is to improve the Company’s cost structure and allow for additional investment in higher growth opportunities in the future
• Actions will commence in the second quarter of 2014 and are expected to be substantially completed by the end of 2017
• Currently expect to realize savings beginning in 2015
First Quarter Highlights

FIRST QUARTER 2014 FINANCIAL REVIEW 12

Financial Results
Revenue of $438.5 million
• Up 6.5% vs. prior year period on an as-reported basis
• Up 6.0% vs. prior year period on a constant currency basis
Adjusted gross margin of 50.4%
• Up 161 bps vs. prior year period
Adjusted operating margin excluding amortization expense of 18.9%, up 113 bps
vs. prior year period
Adjusted tax rate of 24.5%, down 340 bps versus prior year period
Adjusted EPS of $1.22, up 15.1% vs. prior year period
Realigned operating segments to reflect changes in internal financial reporting structure

FIRST QUARTER 2014 SEGMENT REVENUE REVIEW 14

14%
13%
8%
34%
11%
8%
12%
Vascular North America
Anesthesia/Respiratory North America
Surgical North America
EMEA
Asia
OEM
All Other

14%
14%
9%
34%
10%
8%
11%
Vascular North America
Anesthesia/Respiratory North America
Surgical North America
EMEA
Asia
OEM
All Other

Teleflex

Segment Revenue Review
Q1’14 Q1’13
Vascular N.A: $62.5 million, up 10.8% Anesthesia/Respiratory N.A: $54.7 million, down 5.6%
Surgical N.A: $35.2 million, down 3.0% EMEA: $150.2 million, up 2.5%
Asia: $49.6 million, up 20.3% OEM: $33.2 million, up 5.3%
All Other: $53.1 million, up 20.9%
Note: Increases and decreases in revenue referred to above are as compared to results for the first quarter of 2013.

Constant Currency Revenue Commentary

POST FIRST QUARTER 2014 EVENTS 16

Vidacare Integration
•
In April, we integrated Vidacare into the existing Teleflex legal entity structure
•
In connection with this integration, we restructured our foreign holdings which enabled us to efficiently repatriate $230 million of cash
•
On April 28
th
we used the repatriated cash to partially fund a $235 million repayment of a portion of the outstanding principal amount of borrowings under our revolving credit facility
Post First Quarter Events

2014 Restructuring Plan
Aggregate pre-tax charges of approximately $42 to $53 million
1
, of which
approximately $32 to $40 million will result in future cash outlays
• 2014 pre-tax charges of approximately $22 to $23 million
1
, of which approximately $9 to
$11 million will result in cash outlays
Aggregate capital expenditures of approximately $24 to $30 million
• 2014 capital expenditures of approximately $10 to $15 million
Expects to achieve annualized savings of approximately $28 to $35 million once the plan is fully implemented, and currently expects to realize plan-related savings beginning in 2015
Other
Additional 2014 pre-tax operating expenses in the range of $5 to $6 million that will not be added-back when calculating adjusted earnings per share
1 = will be added-back when calculating adjusted earnings per share
Post First Quarter Events

2014 FINANCIAL OUTLOOK 19

2014 Financial Outlook

Constant currency revenue growth expected to be between 7% and 9%
•Full year impact of Vidacare and distributor-to-direct conversions, both completed and planned to be completed in 2014
•
Growth from new product pipeline comparable to 2012-2013 levels
•
Assumption of modest base volume growth
•
Distributor-to-direct strategy yields majority of pricing gains; product pricing opportunities will be selective
Adjusted gross margin anticipated to improve by approximately
240bps to 290bps and reach 52.0% to 52.5%
•
Vidacare gross margin expected to remain at current level of ~ 85%
•
Pricing and margin gains from distributor to direct strategy
•Manufacturing cost improvement programs, offset by additional costs associated with facility footprint rationalization that will not be treated as non-
GAAP add-backs

2014 Financial Outlook

Adjusted operating margin excluding intangible amortization expense expected to be between 20% and 21%
•Year-over-year gross margin gains tempered by investment in distributor-to-
direct strategy and Vidacare’s higher relative SG&A
Adjusted earnings per share anticipated to be between $5.35 and $5.55
•First quarter 2014 earnings achievement above initial expectations and reduced interest expense for Q2 through Q4 of 2014 as a result of reduced revolver borrowings
•Certain expenses associated with facility footprint  rationalization that will not be treated as non-GAAP add-backs
•
Represents growth of between 6% and 10% as compared to 2013 adjusted EPS

QUESTION & ANSWER 22

APPENDICES 23

Appendix A –
Reconciliation of Segment Constant Currency Revenue Growth
Dollars in Millions

March 30, 2014 March 31, 2013 Constant Currency Currency Total
Vascular North America 62.5 $                          56.7 $                          10.8% (0.5%) 10.3%
Anesthesia/Respiratory North America 54.7 58.2 (5.6%) (0.3%) (5.9%)
Surgical North America 35.2 36.7 (3.0%) (1.0%) (4.0%)
EMEA 150.2 142.4 2.5% 3.0% 5.5%
Asia 49.6 42.4 20.3% (3.2%) 17.1%
OEM 33.2 31.3 5.3% 0.6% 5.9%
All Other 53.1 44.2 20.9% (0.9%) 20.0%
Net Revenues 438.5 $                        411.9 $                        6.0% 0.5% 6.5%
Three Months Ended % Increase / (Decrease)

Appendix B –
Reconciliation of Constant Currency Revenue Growth
Dollars in Millions

Year-over-
year growth
Three Months Ended March 31, 2013 Revenue As-Reported $411.9
Foreign Currency 1.9 0.47%
Vidacare 20.2 4.90%
Mayo 4.1 0.99%
All other 0.5 0.11%
Three Months Ended March 30, 2014 Revenue As-Reported $438.5 6.5%

Appendix C –
Reconciliation of Teleflex Gross Profit and Margin
Note: In 2013, losses and other charges primarily relate to acquisition and integration costs.
March 30, 2014 March 31, 2013
Teleflex gross profit as-reported
221,159 $                        200,520 $
Teleflex gross margin as-reported
50.4% 48.7%
Losses and other charges (A) - 544
Adjusted Teleflex gross profit
221,159 $                        201,064 $
Adjusted Teleflex gross margin
50.4% 48.8%
Teleflex revenue as-reported
438,546 $                        411,877 $
$ thousands
Three Months Ended

Appendix D –
Reconciliation of Teleflex Operating Profit and Margin
Note: In 2014, losses and other charges primarily relate to the reversal of contingent consideration liabilities; and acquisition and integration costs.  In 2013, losses and other charges primarily relate to the reversal of contingent consideration liabilities; a litigation verdict against the Company with respect to a non-operating joint venture; and acquisition and integration costs.
March 30, 2014 March 31, 2013
Teleflex income from continuing operations before interest and taxes 59,020 $                                 49,404 $
Teleflex income from continuing operations before interest and taxes margin 13.5% 12.0%
Restructuring and other impairment charges 7,780 9,159
Losses and other charges (A) (106) 2,024
Adjusted Teleflex income from continuing operations before interest and taxes 66,694 $                                 60,587 $
Adjusted Teleflex income from continuing operations before interest and taxes margin 15.2% 14.7%
Intangible amortization expense 16,019 12,438
Adjusted Teleflex income from continuing operations before interest, taxes and
intangible amortization expense 82,713 $                                 73,025 $
Adjusted Teleflex income from continuing operations before interest, taxes and intangible amortization expense margin 18.9% 17.7%
Teleflex revenue as-reported 438,546 $                               411,877 $
$ thousands
Three Months Ended

Appendix E –
EPS Reconciliation from Continuing Operations
Quarter Ended – March 30, 2014
Dollars in millions, except per share data

Cost of
goods
sold
Selling,  general
and
administrative
expenses
Restructuring
and other
impairment
charges
Interest
expense, net
Income
taxes
Net income
(loss)
attributable to
common
shareholders
from
continuing
operations
Diluted earnings
per share
available to
common
shareholders
Shares used in
calculation of
GAAP and
adjusted
earnings per
share
GAAP Basis $217.4 $140.3 $7.8 $15.2 $8.5 $35.1 $0.77 45,749
Adjustments
Restructuring and
other impairment
charges
Losses and other
charges (A)
Amortization of debt
discount on
convertible notes
Intangible
amortization
expense
— 16.0 — — 5.5 10.5 $0.23 —
Tax adjustment (B) — — — — 0.2 (0.2) — —
Shares due to
Teleflex under note
hedge (C)
Adjusted basis $217.4 $124.4 — $12.2 $17.2 $53.0 $1.22 43,299
$0.04 —
— — — — — — $0.06 (2,450)
— — — 3.0 1.1 1.9
$0.15 —
— (0.1) — — 0.8 (0.9) ($0.02) —
— — 7.8 — 1.1 6.7
(A) In 2014, losses and other charges include approximately ($2.3) million, net of tax, or ($0.05) per share, related to the reversal of contingent consideration liabilities; and approximately $1.4 million, net of tax, or $0.03 per share, related to acquisition and integration costs.
(B) The tax adjustment represents a net benefit resulting from the resolution of, or the expiration of statute of limitations with respect to various prior years’ U.S. federal
, state and foreign tax matters.
(C) Adjusted diluted shares are calculated by giving effect to the anti-dilutive impact of the Company’s convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of our senior subordinated convertible notes. Under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares.

Appendix F –
EPS Reconciliation from Continuing Operations
Quarter Ended – March 31, 2013
Dollars in millions, except per share data

Cost of
goods
sold
Selling, general
and
administrative
expenses
Restructuring and
other impairment
charges
Interest
expense, net
Income
taxes
Net income
(loss)
attributable to
common
shareholders
from
continuing
operations
Diluted earnings
per share available
to common
shareholders
Shares used in
calculation of GAAP
and adjusted
earnings per share
GAAP Basis $211.4 $127.0 $9.2 $14.0 $7.7 $27.5 $0.64 43,047
Adjustments
Restructuring  and other
impairment charges
Losses and other charges (A) 0.5 1.5 — — 0.7 1.3 $0.03 —
Amortization of debt discount
on convertible notes
Intangible amortization expense — 12.4 — — 4.3 8.1 $0.19 —
Tax adjustment (B)
Shares due to Teleflex under
note hedge (C)
Adjusted basis $210.8 $113.0 — $11.3 $17.2 $44.3 $1.06 41,675
(A)  In 2013, losses and other charges include approximately ($1.0) million, net of tax, or ($0.02) per share, related to the reversal of contingent consideration liabilities; approximately $0.8 million, net of tax, or $0.02 per share, related to a litigation verdict against the Company with respect to a non-operating joint venture; and $1.5 million, net of tax, or $0.03 per share, related to acquisition and integration costs.
(B)  The tax adjustment represents a net benefit resulting from the resolution of, or the expiration of statute of limitations with respect to various prior years’
U.S. federal, state and foreign tax matters.
(C)  Adjusted diluted shares are calculated by giving effect to the anti-dilutive impact of the Company’s convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of our senior subordinated convertible notes.  Under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares.
($0.02) —
— — — — — — $0.03 (1,372)
— — — — 0.9 (0.9)
$0.15 —
— — — 2.8 1.0 1.7 $0.04 —
— — 9.2 — 2.6 6.6

Appendix G –
Reconciliation of Teleflex Tax Rate
Dollars in Thousands
Three Months Ended March 30, 2014
Income from
continuing
operations
before taxes
Taxes on
income from
continuing
operations Tax rate
GAAP basis $43,803 $8,534 19.5%
Restructuring and impairment charges 7,780 1,072
Losses and other charges (A) (106) 819
Amortization of debt discount on convertible notes 2,974 1,086
Intangible amortization expense 16,019 5,533
Tax adjustment (B) 0 203
Adjusted basis $70,470 $17,247 24.5%
Three Months Ended March 31, 2013
GAAP basis $35,368 $7,667 21.7%
Restructuring and impairment charges 9,159 2,596
Losses and other charges (A) 2,024 745
Amortization of debt discount on convertible notes 2,755 1,006
Intangible amortization expense 12,438 4,304
Tax adjustment (B) 0 900
Adjusted basis $61,744 $17,218 27.9%
(A)  In 2014, losses and other charges relate to the reversal of contingent consideration liabilities and acquisition and integration costs.  In 2013, losses and other charges relate to the reversal of contingent consideration liabilities; a litigation verdict against the Company with respect to a non-operating joint venture; and acquisition and integration costs.
(B)  The tax adjustment represents a net benefit resulting from the resolution of, or the expiration of statute of limitations with respect to various prior years’ U.S. federal, state and foreign tax matters.

Appendix H –
Reconciliation of 2014 Constant Currency Revenue Growth Guidance

Low High
Forecasted GAAP Revenue Growth 6.0% 8.0%
Estimated impact of foreign currency fluctuations 1.0% 1.0%
Forecasted Constant Currency Revenue Growth 7.0% 9.0%

Appendix I –
Reconciliation of 2014 Gross Margin Guidance

Note: In 2014, losses and other charges relate to expenses associated with the Restructuring Plan approved by the Board of Directors on April 28, 2014.
Low High
GAAP Gross Margin 51.4% 51.8%
Losses and other charges 0.65% 0.70%
Adjusted Gross Margin 52.0% 52.5%

Appendix J –
Reconciliation of 2014 Operating Margin Guidance

Note: In 2014, losses and other charges include expenses associated with the Restructuring Plan approved by the Board of Directors on April 28, 2014, acquisition costs and the reversal of contingent consideration liabilities.
Low High
GAAP Operating Margin 15.5% 16.4%
Losses and other charges 1.0% 1.1%
Adjusted Operating Margin 16.5% 17.5%
Intangible amortization expense 3.5% 3.5%
20.0% 21.0%
Adjusted Operating Margin  Excluding Intangible Amortization Expense

Appendix K –
Reconciliation of 2014 Adjusted Earnings per Share Guidance

Low High
Forecasted diluted earnings per share attributable to
common shareholders $3.40 $3.55
Restructuring, impairment charges, and special items,
net of tax $0.88 $0.93
Intangible amortization expense, net of tax $0.90 $0.90
Amortization of debt discount on convertible notes,
net of tax $0.17 $0.17
Forecasted adjusted diluted earnings per share $5.35 $5.55